Exhibit 99.1

Lakeland Reports Positive Sales Comparisons for the 3 Months Ended
April 30, 2004

    RONKONKOMA, NY--(BUSINESS WIRE)--June 14, 2004--Lakeland
Industries, Inc. (National NASDAQ Symbol: LAKE)

    --  Q1'05 Net Sales of $26.8 Million - Up 12.6% Over Q1'04 of
        $23.8 Million

    -- Q1'05 Basic and Diluted Earnings Per Share of $0.44 and $0.43, respectively - Up 69% Over Q1'04 of $0.26 per share.

    Lakeland Industries, Inc. (National NASDAQ Symbol: LAKE), a leading manufacturer of industrial protective clothing for Homeland Security and other industrial applications, today reported record sales and earnings for its first quarter ended April 30, 2004.
    Lakeland's net income for the three months ended April 30, 2004 increased to $1.4 million from $0.9 million for the three months ended April 30, 2003, an increase of 65%. Net income per basic and diluted share was $0.44 and $0.43 per share respectively, for the three months ended April 30, 2004 versus $0.26 per share for the three months ended April 30, 2003.


              LAKELAND INDUSTRIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS

  ASSETS                                  April 30,        January 31,
                                             2004             2004
                                         (Unaudited)
Current assets:
Cash and cash equivalents                $2,773,608       $2,445,271
Accounts receivable, net of allowance
 for doubtful accounts of $323,000 at
 April 30, 2004 and at January 31, 2004  14,026,362       12,570,320
Inventories                              27,488,454       26,265,807
Deferred income taxes                       790,272          790,272
Other current assets                      1,094,870        1,213,104
                                        -----------      -----------
  Total current assets                   46,173,566       43,284,774
Property and equipment, net of
 accumulated depreciation of
 $4,636,000 at April 30, 2004
 and $4,511,000 January 31, 2003          5,038,296        3,921,308

Other assets                                135,683           97,745
                                        -----------      -----------
                                        $51,347,545      $47,303,827
                                        ===========      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                         $3,979,830       $3,461,353
Current portion of long-term
 liabilities                                     --       16,784,781
Accrued expenses and other current
 liabilities                              1,958,213        1,263,044
                                        -----------      -----------
  Total current liabilities               5,938,043       21,509,178
Borrowing under revolving credit
 facility                                16,910,211                0
Other long-term liabilities                 529,647          517,147
Deferred income taxes                       250,532          250,532
Minority interest in Variable
 Interest Entities                        1,266,807                -

Commitments and contingencies
Stockholders' equity
 Preferred stock, $.01 par; authorized
 1,500,000 shares (none issued)
Common stock, $.01 par; authorized
 10,000,000 shares; issued and
 outstanding 3,273,925 shares at
 April 30, 2004 and at January 31,
 2004                                        32,739           32,739
Additional paid-in capital               11,862,461       11,862,461
Retained earnings                        14,557,105       13,131,770
                                        -----------      -----------
  Total stockholders' equity             26,452,305       25,026,970
                                        -----------      -----------
                                        $51,347,545      $47,303,827
                                        ===========      ===========


              LAKELAND INDUSTRIES, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)


                                              THREE MONTHS ENDED
                                                   April 30,
                                             2004             2003

Net sales                               $26,838,023      $23,824,886
Cost of goods sold                       20,858,591       19,729,070
                                        -----------      -----------
Gross profit                              5,979,432        4,095,816
Operating expenses                        3,586,720        2,623,162
                                        -----------      -----------
Operating profit                          2,392,712        1,472,654
Other income, net                             9,460           15,442
Interest expense                           (137,141)        (137,796)
                                        -----------      -----------
Income before income taxes                2,265,031        1,350,300
Provision for income taxes                  721,000          486,000
                                        -----------      -----------
Income before minority interest           1,544,031          864,300
Minority interest in Net income of
 Variable Interest Entities                 118,696                -
                                        -----------      -----------
Net Income                              $ 1,425,335         $864,300
                                        ===========      ===========

Net income per common share*
  Basic                                       $0.44            $0.26
                                        ===========      ===========
  Diluted                                     $0.43            $0.26
                                        ===========      ===========

Weighted average common shares
 outstanding*
  Basic                                   3,273,925        3,266,997
                                        ===========      ===========
  Diluted                                 3,278,803        3,274,757
                                        ===========      ===========

    * Adjusted for the 10% stock dividend to shareholders of record on July 31, 2003.


              LAKELAND INDUSTRIES, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (UNAUDITED)


                                              THREE MONTHS ENDED
                                                   April 30,
                                             2004             2003

Cash Flows from Operating Activities:
Net income                               $1,425,335         $864,300
Adjustments to reconcile net income
 to net cash provided
 by (used in) operating activities:
   Provision for bad debts                       --          (74,000)
   Depreciation and amortization            231,455          207,777
Minority interest in Net income of
 Variable Interest Entities                 118,696
Decrease in accounts receivable          (1,456,042)      (2,855,924)
(Increase) decrease in inventories       (1,222,647)       3,097,595
(Increase) decrease in other current
 assets                                     176,552         (204,717)
(Increase) in other assets                  (37,798)         (88,105)
Increase (decrease) in accounts payable,
 accrued expenses and other liabilities   1,139,514          961,258
                                        -----------      -----------
Net cash provided by operating
 activities                                 375,065        1,908,184
                                        -----------      -----------
Cash Flows from Investing Activities:
Purchases of property and equipment        (153,417)        (585,446)
                                        -----------      -----------
Net cash used in investing activities      (153,417)        (585,446)
                                        -----------      -----------
Cash Flows from Financing Activities:
Proceeds from exercise of stock options          --            9,750
Net borrowings (payments) under
 loan agreements                            106,689       (1,422,413)
                                        -----------      -----------
Net cash provided by (used in)
 financing activities                       106,689       (1,412,663)
                                        -----------      -----------

Net increase (decrease) in cash             328,337          (89,925)
Cash and cash equivalents at beginning
 of period                                2,445,271        1,474,135
                                        -----------      -----------
Cash and cash equivalents at
 end of period                           $2,773,608       $1,384,210
                                        ===========      ===========



    Statements contained in this press release that are not historical facts are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities and Litigation Reform Act of 1995. In addition, words such as "estimates" "could," "should," "may," "feels," "believes," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties, including but not limited to the timely development and acceptance of new products, the impact of competitive products and pricing, changing market conditions, the successful integration of acquisitions, continued availability and favorable pricing of raw materials, and the other risks. Actual results may differ materially from those projected. The company disclaims, however, any intent or obligation to update these forward-looking statements.
    For further information on the Company see http/www.Lakeland.com - See our products in Green or Financial Info in Black or contact:


Christopher J. Ryan
Lakeland Industries Inc.
Tel. 631-981-9700
Fax  631-981-9751
E-mail: chrisr@lakeland-ind.com

    CONTACT: Lakeland Industries Inc.
             Christopher J. Ryan, 631-981-9700
             Fax: 631-981-9751
             E-mail: chrisr@lakeland-ind.com